UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  July 17, 2024

(Date of earliest event reported)

TIMBERLINE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9030 North Hess Street, Ste 161

HAYDEN, Idaho 83835

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS TBR	OTCQB TSX-V

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 17, 2024, the Company issued a press release entitled “Timberline Announces Date of Special Meeting and Publication of Proxy Statement to Approve its Proposed Merger with McEwen Mining”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Information

On July 17, 2024 the Company announced that it has published its proxy statement relating to a special meeting of its stockholders to approve the previously announced merger with McEwen Mining Inc. (“McEwen”).  The special meeting is scheduled for August 16, 2024 at 9:00am Mountain Time at the offices of Davis Graham & Stubbs, LLP, 1550 17th Street, Suite 500, Denver, CO 80202.  The record date for purposes of determining holders of common stock entitled to notice of, and to vote at, the special meeting has been set as of the close of business on July 8, 2024.

On or about July 19, 2024, physical copies of the proxy statement and related proxy documents will be mailed or provided to Timberline stockholders as of the record date. Subject to approval by stockholders at the special meeting, Timberline anticipates that the transaction will close in August 2024.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Timberline Resources Corporation dated July 17, 2024*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: July 17, 2024	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer

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